UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 20, 2010
(date of earliest event reported)

VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605
_____________________________________

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court
Minneapolis, Minnesota 55369
(Address of principal executive offices)

(763) 656-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation.

On December 20, 2010, U.S. Bank, National Association (“Bank”) and Vascular Solutions, Inc. (the “Company”) entered into the First Amendment to Promissory Note and Credit Agreement (“Amendment”) to extend the term of the Credit Agreement and Promissory Note between the parties from December 21, 2010 to December 31, 2011.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	First Amendment to Promissory Note and Credit Agreement between Vascular Solutions, Inc. and U.S. Bank, National Association, dated December 20, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date: December 20, 2010	By:	/s/ James Hennen
James Hennen
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Promissory Note and Credit Agreement between Vascular Solutions, Inc. and U.S. Bank, National Association, dated December 20, 2010.